UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 9, 2006

                                LEGG MASON, INC.
               (Exact name of registrant as specified in charter)


MARYLAND                                 1-8529              52-1200960
(State or other                 (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


100 Light Street                                             21202
Baltimore, Maryland                                          (Zip Code)
(Address of principal executive
offices)

       Registrant's telephone number, including area code: (410) 539-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement
             ------------------------------------------

         On March 9, 2006, Legg Mason, Inc. ("Legg Mason") entered into an underwriting agreement, a copy of which is attached hereto as Exhibit 1.1, with Citigroup Global Markets Inc. (the "Underwriter") and AMAD Holdings Inc. (the "Selling Stockholder") related to the sale by the Selling Stockholder to the Underwriter of 9,000,000 shares of Legg Mason's common stock, $0.10 par value, consisting of (i) 5,393,545 shares of outstanding common stock, and (ii) 3,606,455 shares of common stock issuable upon conversion of 3.606455 shares of Series A convertible preferred stock, $10.00 par value, held by the Selling Stockholder, at a public offering price of $125.00 per share. Delivery of and payment for the shares of common stock pursuant to such underwriting agreement will be made on or about March 15, 2006. The Selling Stockholder also granted the Underwriter an option to purchase up to an additional 1,350,000 shares of common stock, issuable upon conversion of 1.35 shares of Series A convertible preferred stock held by the Selling Stockholder, to cover over-allotments, if any. These shares are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(7) of the Securities Act of 1933, as amended, in connection with an offering pursuant to Legg Mason's shelf registration statement on Form S-3 (Registration No. 333-132074).


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

   (a)   None
   (b)   None
   (c)   Exhibits.


Exhibit No.      Description of Exhibits
-----------      -----------------------

 1.1 Underwriting Agreement, dated March 9, 2006, among Legg Mason, Inc., Citigroup Global Markets Inc. and AMAD Holdings Inc.

 5.1             Opinion of Thomas C. Merchant, Esq.

23.3             Consent of Thomas C. Merchant, Esq. (included in Exhibit 5.1)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LEGG MASON, INC.

                                             By:  /s/ Thomas P. Lemke
                                                  -----------------------------
                                             Name:  Thomas P. Lemke
                                             Title: Senior Vice President



Date:    March 13, 2006

                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibits
-----------      -----------------------

 1.1 Underwriting Agreement, dated March 9, 2006, among Legg Mason, Inc., Citigroup Global Markets Inc. and AMAD Holdings Inc.

 5.1             Opinion of Thomas C. Merchant, Esq.

23.3             Consent of Thomas C. Merchant, Esq. (included in Exhibit 5.1)